UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Small Cap Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Copeland Capital Management, LLC and Netols Asset Management, Inc. to serve as new money managers to the Fund. At the same time, the Board approved the termination of ClariVest Asset Management LLC and Ranger Investment Management L.P. as money managers to the Fund. These changes became effective on December 4, 2013 and December 6, 2013, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

February 12, 2014

To Shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Copeland Capital Management, LLC (“Copeland”) and Netols Asset Management, Inc. (“Netols”) to serve as new money managers to the Fund. At the same time, the Board approved the termination of ClariVest Asset Management LLC (“ClariVest”) and Ranger Investment Management L.P. (“Ranger”) as money managers to the Fund. These changes became effective on December 4, 2013 and December 6, 2013, respectively.

The attached Information Statement provides information about Copeland and Netols, the new portfolio management contracts with Copeland and Netols and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates Assistant Secretary Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Small Cap Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On December 4, 2013, the Board authorized the signing of portfolio management contracts to engage Copeland Capital Management, LLC (“Copeland”) and Netols Asset Management, Inc. (“Netols”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to each of them by RIMCo. On that same date, the Board also authorized the termination of similar portfolio management contracts with ClariVest Asset Management LLC (“ClariVest”) and Ranger Investment Management L.P. (“Ranger”). On December 6, 2013, the portfolio management contracts with ClariVest and Ranger were terminated.

Portfolio Management Contract

Effective December 4, 2013, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with Copeland and Netols. Each contract will continue until August 31, 2015. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Copeland or Netols, respectively, and by Copeland and Netols, respectively, upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Copeland and Netols, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 4, 2013, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and Copeland and Netols, respectively. The Trustees approved the terms of each proposed portfolio management contract with Copeland and Netols, respectively, based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.7 billion (as of September 30, 2013), the proposed changes would increase by approximately $14,916 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Copeland and Netols, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $10,792,911 based on an assumed average asset level of $1,541,844,400 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.40% (estimated to be $6,167,378 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.40% (estimated to have been $6,167,378 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Copeland or Netols.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Copeland does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Netols acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2013
Russell Tax-Managed U.S. Mid & Small Cap Fund	$266.6 million
Frontegra Netols Small Cap Value Fund	$109.9 million

Additional Information About Copeland and Netols

Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington St., Suite 1650, Conshohocken, PA 19428, is 100% employee owned and is controlled by Eric Brown through his ownership of approximately 40% of the firm’s outstanding voting securities. No other individual owns more than 25% of the firm’s outstanding voting securities.

The following entities or persons own, of record or beneficially, ten percent or more of the outstanding voting securities of Copeland:

Name	Address
Ted Rorer	Eight Tower Bridge, 161 Washington St., Suite 1650, Conshohocken, PA 19428
Mark Giovanniello	Eight Tower Bridge, 161 Washington St., Suite 1650, Conshohocken, PA 19428

Netols Asset Management Inc., 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092, is 100% owned and controlled by Jeffrey Netols.

The names and principal occupations of the principal executive officers and each director or general partner of Copeland, all located at Eight Tower Bridge, 161 Washington St., Suite 1650, Conshohocken, PA 19428, are listed below.

Name	Principal Occupation/Title
Eric C. Brown	Chief Executive Officer, Founder
Edward C. Rorer	Chairman
Mark W. Giovanniello	Chief Investment Officer
Charles M. Barrett	Director of Sales and Marketing
Erik B. Granade	Director of International Equities
Barbara A. Grosso	Chief Compliance Officer
Karen S. Kirk	Chief Operating Officer
David B. McGonigle	Portfolio Manager
James C. Spencer	Director of Fixed Income

The names and principal occupations of the principal executive officers and each director or general partner of Netols, all located at 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092, are listed below.

Name	Principal Occupation/Title
Jeffrey Netols	President and Portfolio Manager
Mary Ann Healy	Executive Vice President
Mike Groblewski	Vice President and Assistant Portfolio Manager
Amy Thorison	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Copeland or Netols. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Copeland or Netols, or their respective parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Copeland or Netols or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Tax-Managed U.S. Large Cap Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Mar Vista Investment Partners, LLC to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Sands Capital Management, LLC as a money manager to the Fund. These changes became effective on December 4, 2013 and December 5, 2013, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

February 12, 2014

To Shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Mar Vista Investment Partners, LLC (“Mar Vista”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Sands Capital Management, LLC (“Sands”) as a money manager to the Fund. These changes became effective on December 4, 2013 and December 5, 2013, respectively.

The attached Information Statement provides information about Mar Vista, the new portfolio management contract with Mar Vista and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell Tax-Managed U.S. Large Cap Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On December 4, 2013, the Board authorized the signing of a portfolio management contract to engage Mar Vista Investment Partners, LLC (“Mar Vista”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Sands Capital Management, LLC (“Sands”). On December 5, 2013, the portfolio management contract with Sands was terminated.

Portfolio Management Contract

Effective December 4, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Mar Vista. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Mar Vista and by Mar Vista upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Mar Vista, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 4, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Mar Vista. The Trustees approved the terms of the proposed portfolio management contract with Mar Vista based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $739 million (as of: August 31, 2013), the proposed changes would decrease by approximately $333,107 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Mar Vista, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $4,605,770 based on an assumed average asset level of $657,967,130 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.24% (estimated to be $1,579,121 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.20% (estimated to have been $1,315,934 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Mar Vista.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Mar Vista acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2013
Roxbury/Mar Vista Strategic Growth Mutual Fund	$10.0 million
Dunham Large Cap Growth Fund	$36.0 million
PACE Large Cap Growth Equity Investments	$544.0 million
Russell Investment Funds – Multi-Style Equity Fund	$55.2 million

Additional Information About Mar Vista

Mar Vista Investment Partners, LLC, 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025, is owned 51% by Silas Myers, 29% by Brian Massey and 10% by each of Jeff Prestine and Josh Honeycutt.

The names and principal occupations of the principal executive officers and each director or general partner of Mar Vista, all located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025, are listed below.

Name	Principal Occupation/Title
Silas Myers	Chief Executive Officer
Brian Massey	President
Josh Honeycutt	Partner
Jeff Prestine	Partner
Brian Beh	Chief Compliance Officer & Board Member

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Mar Vista. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Mar Vista, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Mar Vista or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Global Opportunistic Credit Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding the Russell Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of THL Credit Advisors, LLC to serve as a new money manager to the Fund. This change became effective on December 4, 2013.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

February 12, 2014

To Shareholders of the Russell Global Opportunistic Credit Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of THL Credit Advisors, LLC (“THL”) to serve as a new money manager to the Fund. This change became effective on December 4, 2013.

The attached Information Statement provides information about THL, the new portfolio management contract with THL and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On December 4, 2013, the Board authorized the signing of a portfolio management contract to engage THL Credit Advisors, LLC (“THL”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo.

Portfolio Management Contract

Effective December 4, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with THL. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to THL and by THL upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with THL, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 4, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and THL. The Trustees approved the terms of the proposed portfolio management contract with THL based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $887 million (as of September 30, 2013), the proposed changes would decrease by approximately $159,008 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including THL, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.00% (estimated to be $8,523,164 based on an assumed average asset level of $852,315,847 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.38% (estimated to be $3,238,800 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.37% (estimated to have been $3,153,569 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with THL.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

THL acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of November 30, 2013
THL Credit Senior Loan Fund	$185 million

Additional Information About THL

THL Credit Advisors LLC (“THL”), 100 Federal Street, 35th Floor, Boston, MA 02110, is 60% owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. THLP DEBT ADVISORS, LLC serves as the general partner to THLP Debt Partners, L.P. No one individual owns more than 25% of THLP Debt Partners, L.P. The remaining 40% of THL is owned by senior executives of THL in their individual capacities. No one individual owns more than 25% of THL.

The names and principal occupations of the principal executive officers and each director or general partner of THL, all located at 100 Federal Street, 35th Floor, Boston, MA 02110, are listed below.

Name	Principal Occupation/Title
James Hunt	Chief Executive and Chief Investment Officer
Sam Tillinghast	Co-President
Terrance Olson	Chief Operating and Chief Financial Officer
Stephanie Pare Sullivan	General Counsel
Hunter Stropp	Co-President
Thomas Hagerty	Managing Director
Heather Birmingham	Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of THL. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which THL, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of THL or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.